SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-2

     Prudential's Gibraltar Fund, Inc.
     ------------------------------------------------
     (Name of Registrant as Specified In Its Charter)


     ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of Each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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

     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     4)   Date Filed:

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

                        PRUDENTIAL'S GIBRALTAR FUND, INC.
                                751 Broad Street
                              Newark, NJ 07102-3777

Dear Planholder:

     You are hereby notified that Prudential's Gibraltar Fund Inc. (the "Fund") will hold a Special Meeting of Planholders having a right to vote with respect to the Fund in the offices of The Prudential Insurance Company of America, Gateway Center 3, 100 Mulberry Street, 14th Floor, Newark, New Jersey on January 10, 2001 at 11:00 a.m. Eastern time for the following purposes:

     1. To approve a "manager-of-managers" structure for the Fund under which the Board of Directors of the Fund may enter into and make changes to subadvisory agreements without Planholder approval.

     2. To approve a new management agreement with Prudential Investments Fund Management LLC.

     3. To approve a new subadvisory agreement with Jennison Associates LLC, an affiliate of The Prudential Insurance Company of America.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on November 10, 2000 as the record date for the determination of Planholders entitled to notice of, and to vote at, this meeting and any adjournments thereof.

                                    By order of the Board of Directors

                                    Christopher Sprague,
                                    Secretary

December 12, 2000

                        PRUDENTIAL'S GIBRALTAR FUND, INC.
                         SPECIAL MEETING OF PLANHOLDERS
                                JANUARY 10, 2001

                                 PROXY STATEMENT

     The Prudential Insurance Company of America ("Prudential") and the Board of Directors ("Board" or "Directors") of Prudential's Gibraltar Fund, Inc. (the "Fund") solicit your voting instructions for the Special Meeting of Planholders of the Fund scheduled for January 10, 2001, and any and all adjournments thereof. This proxy statement and the voting instruction form will be first mailed to Planholders on or about December 12, 2000.

     This proxy statement provides information about the three proposals on which we seek your vote. The proposals seek your approval to adopt a "manager-of-managers" structure to govern the Fund, to enter into a new management agreement, and to enter a new subadvisory agreement. ADVISORY FEES PAID BY THE FUND WILL NOT CHANGE AS A RESULT OF THESE PROPOSALS.

     THE BOARD OF DIRECTORS HAS CONSIDERED EACH OF THE PROPOSALS AND DETERMINED THAT APPROVAL IS IN THE BEST INTEREST OF PLANHOLDERS. We provide more detail about these proposals below.

THE PROPOSALS

     Three proposals are being considered at the Special Meeting:

     o To approve a manager-of-managers structure for the Fund under which the Board of Directors of the Fund may enter into and make changes to subadvisory agreements without Planholder approval ("Proposal 1").

     o To approve a new management agreement with Prudential Investments Fund Management LLC ("PIFM") ("Proposal 2").

     o To approve a new subadvisory agreement with Jennison Associates LLC ("Jennison"), a Prudential affiliate ("Proposal 3").

WHO VOTES?

     Each share of common stock of the Fund outstanding as of the close of business on the record date of November 10, 2000 is entitled to one vote. As of that record date, there were 28,029,958 shares of the Fund outstanding. Shares of the Fund are held only by three separate accounts of Prudential that support certain variable annuity contracts and systematic investment plan contracts issued to Planholders. Those three accounts are Prudential's Investment Plan Account, Prudential's Annuity Plan Account, and Prudential's Annuity Plan Account-2

(collectively, the "Accounts" and individually, each an "Account"). Fund shares held by the Accounts as of the record date are as follows: Prudential's Investment Plan Account (23,204,921 shares); Prudential's Annuity Plan Account (173,323 shares); and Prudential's Annuity Plan Account-2 (4,651,714 shares).

     Fund shares are voted in accordance with voting instructions received from Planholders with interests in the Accounts (and indirectly in the Fund) as of the record date. When we refer to "you" in this proxy statement, we are referring to Planholders having voting rights in the Fund. If you abstain, your vote will effectively be a vote against the proposal. If you submit a properly executed voting instruction form but omit instructions with respect to any proposal, we will vote the appropriate number of Fund shares as if you had given instructions to vote for approval of the proposal. If we do not receive properly executed instructions for Fund shares held in an Account, we will vote those shares on each proposal in the same proportion as we vote the Fund shares held in that Account for which we received instructions. We will apportion votes to each Planholder in direct proportion to the dollar value of the Planholder's contract as of the record date.

REQUIRED VOTE

     We will adopt each proposal if it is approved by the vote of a majority of outstanding shares of the Fund. The federal securities law defines a majority of outstanding shares as the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by a proxy at the meeting if the holders of more than 50% of all outstanding shares are present in person or represented at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares. If only Proposals 2 and 3 are approved, we will implement the new agreements without the manager-of-managers authority. If less than all three proposals are approved, the Board will meet and may determine not to implement one or both of the Proposals that were approved.

HOW CAN I VOTE?

o BY MAIL: By signing, dating, voting, and returning the proxy card in the enclosed postage paid envelope.

o BY PHONE: With a toll-free call to 1-888-221-0697 between 9:00 a.m. and 10:00 p.m. (Eastern Time).

o BY INTERNET: By signing onto the Internet site listed on your proxy card and entering the proper information, including the control number also listed on your proxy card.

o    IN PERSON: By attending the meeting and voting your shares.

     If you have questions regarding this proxy statement, please call (877) 778-5008, from 8 a.m. to 6 p.m. Eastern Time, Monday through Friday.

     For your voting instructions to be effective, we must receive them prior to the close of business on January 3, 2001. You may revoke your instructions by notifying in writing

Prudential, at 751 Broad Street, Newark, NJ 07102-3777, prior to the close of business on January 3, 2001. Alternatively, you may attend the meeting and vote in person, in which case any prior instructions you provided will be revoked.

OTHER INFORMATION

     As of November 10, 2000, the directors and officers of the Fund owned none of the Fund's outstanding shares. To the knowledge of the Fund, no shareholder of record (other than the Accounts) owned beneficially more than 5% of the outstanding shares of the Fund as of November 10, 2000. None of the Fund's executive officers has any substantial economic interest in any matter to be acted upon at the meeting.

     This solicitation is being made by mail, but it may also be made by telephone, facsimile, or personal interview. Prudential or one of its affiliates, not the Fund, will bear the cost of the solicitation.

     For a proposal to be presented at a special meeting of Planholders having voting rights, we must receive the proposal a reasonable time before the solicitation of proxies is made. Usually, the proposal must arrive 90 days before the mailing. We do not ordinarily hold annual meetings, so proposals are presented only when special meetings are held. Therefore, we will retain all proposals received from Planholders with voting rights. Those proposals will then be eligible to be considered for distribution with the proxy materials for the next special meeting.

OBTAINING A COPY OF THE ANNUAL OR SEMI-ANNUAL REPORT

     THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, 751 BROAD STREET, NEWARK, NEW JERSEY 07102-3777 OR BY CALLING (800) 778-2255 (TOLL
FREE).

                                   PROPOSAL 1

             TO APPROVE A MANAGER-OF-MANAGERS STRUCTURE FOR THE FUND

     The Board, including all of the independent directors, has approved, and recommends that Planholders approve, a proposal to adopt a manager-of-managers structure to govern the Fund. THIS NEW STRUCTURE WILL NOT CHANGE FEES PAID BY THE FUND.

     Under a manager-of-managers structure, the Fund's investment manager will be authorized to select (with approval of the Board's independent directors) one or more subadvisers to handle the actual day-to-day investment management of the Fund. (The investment manager, not the Fund, pays the fee of any subadviser, so Fund expenses do not increase when a subadviser is hired.) Under this structure, the investment manager will monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. The investment manager is also responsible for allocating assets among the subadvisers if the Fund has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the investment manager can change the allocations without Board or Planholder approval.

     Currently, the Fund must prepare a proxy statement and obtain Planholder approval for any subadvisory agreement. Under the proposed manager-of-managers structure, Planholder approval would not be required. Instead, the investment manager (with approval of the Board's independent directors) could hire new subadvisers and amend their agreements without incurring the expense and delay of a proxy statement and a Planholder meeting. Nevertheless, even though Planholder approval would not be required, the Fund would send Planholders an information statement containing substantially all of the information about the new subadviser and the new or amended subadvisory agreement that would otherwise have been included in a proxy statement. Prudential and the Board believe that this structure allows advisory changes, if any, to be made more quickly and efficiently, without sacrificing the quality of service to Planholders.

     The manager-of-managers structure is permitted under an order issued by the Securities and Exchange Commission ("SEC"). That order requires that we seek your approval of the structure before we implement it. It is that approval we seek with Proposal 1. The current order permits us to hire or amend subadvisory agreements, without Planholder approval, only with subadvisers that are not affiliated with Prudential.

     The Fund intends to seek an amendment to the current order or a new order from the SEC permitting us to (1) hire one or more new affiliated subadvisers without Planholder approval, (2) amend existing agreements with affiliated subadvisers without Planholder approval, and (3) disclose only the aggregate fees (both as a dollar amount and as a percentage of the Fund's net assets) paid to each unaffiliated subadviser ("Aggregate Fee Disclosure") by the investment manager, not the Fund. With Proposal 1, we seek your approval to extend the manager-of-managers structure to affiliated subadvisers and to permit Aggregate Fee Disclosure if and when we obtain such an order from the SEC. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

     If Planholders approve all three Proposals described in this Proxy Statement, the initial investment manager will be PIFM, the Prudential subsidiary primarily responsible for mutual fund management, and the initial subadviser will be Jennison, the Prudential subsidiary primarily responsible for day-to-day management of equity funds. (Proposals 2 and 3 below provide more information about PIFM and Jennison.) Initially 100% of the Fund's assets will be managed by Jennison. PIFM does not currently intend to recommend that any additional subadvisers be added because of Jennison's strong performance record. PIFM, however, will continue to monitor Jennison's performance and may determine to recommend additional subadvisers. If one or more subadvisers are added to the Fund, PIFM will be responsible for determining the allocation of assets among the subadvisers and will have the flexibility to increase the allocation to any one subadviser to as much as 100% and decrease the allocation to any one subadviser to as little as 0%. It is possible that PIFM will continue to be satisfied with the performance record of Jennison and not recommend any additional subadvisers. The manager-of-managers structure we are asking Planholders to approve will give the Fund the flexibility to efficiently retain additional subadvisers, but it is possible that no subadvisers will be added.

MATTERS CONSIDERED BY THE BOARD

     On August 22, 2000, the Board, including all of the independent directors, approved the proposal to present the manager-of-managers structure to Planholders. The Board received materials discussing this type of management structure in advance of the meeting and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered that the fee would not change as a result of the proposal and that the new manager-of-managers structure will provide an opportunity to hire subadvisers and amend their subadvisory agreements more efficiently and with less expense. The Board also considered that PIFM has substantial experience in evaluating investment advisers and that PIFM will bring that experience to the task of evaluating the current subadviser for the Fund and any potential new subadviser. The Board concluded that adopting the manager-of-managers structure was in the best interest of the Fund and the Planholders.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 2

               TO APPROVE A NEW MANAGEMENT AGREEMENT FOR THE FUND

     The Board, including all of the independent directors, has approved, and recommends that Planholders approve, a proposal to adopt a new management agreement with PIFM (the "New Agreement") (attached as Exhibit A). ADVISORY FEES PAID BY THE FUND WILL NOT CHANGE UNDER THE NEW AGREEMENT.

     The New Agreement includes two primary changes. First, a Prudential subsidiary, rather than Prudential itself, will serve as the investment manager. Second, the New Agreement reflects the manager-of-managers structure, described in Proposal 1.

     Under the New Agreement, PIFM, an indirect wholly-owned subsidiary of Prudential, will serve as the investment manager. Under the previous agreement, Prudential was the investment manager. PIFM already serves as investment manager to most funds in the Prudential mutual fund family, and the Board and management determined that it was appropriate to centralize responsibility for overall mutual fund investment management in one Prudential subsidiary to the extent possible. This change does not affect the personnel providing the actual day-to-day investment management of the Fund. In fact, effective September 29, 2000, PIFM began serving as the investment manager to the Fund under an interim agreement described in more detail below.

     Set forth below is additional information about the previous management agreement, the interim agreement, the New Agreement and the new investment manager, PIFM.

PREVIOUS AGREEMENT

     Until September 29, 2000, Prudential served as the investment manager of the Fund under an investment management agreement dated May 28, 1968 (the "Previous Agreement"). The Previous Agreement was approved by unanimous consent of the sole stockholder of the Fund on August 15, 1968 and was last renewed by the Fund's directors on May 23, 2000.

     Prudential is a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly-traded stock company through a process known as "demutualization." Prudential is working toward completing the demutualization process in 2001, although there is no certainty that the demutualization will be completed by that time or that the necessary approvals will be obtained. Also, it is possible that after careful review, Prudential could decide not to demutualize or could delay its plans.

     Under the Previous Agreement, Prudential was responsible for the day-to-day investment management of the Fund, including selecting its investments. Prudential (or a subadviser, under Prudential's supervision) was responsible for the selection of brokers and dealers to effect all transactions. Under the Previous Agreement, Prudential bore the expenses for investment advisory services incurred in connection with the purchase and sale of securities (but not the brokers' commissions, transfer taxes and other charges and fees attributable to investment transactions), the salaries and expenses of all officers and employees reasonably necessary for the Fund's operations (excluding the fees and expenses of the Fund's independent directors), and the expenses for the facilities of the Fund. For its services, the Fund paid Prudential an advisory fee equal to 0.125% per year of the average daily net assets of the Fund. In 1999, the Fund paid Prudential $480,403 in investment advisory fees.

     An administrative services agreement between Prudential and the Fund provides that as long as the Fund sells its shares only to Prudential, its separate accounts or organizations approved by it, Prudential will pay all expenses of the Fund not covered by the Previous Agreement except the fees and expenses of the Fund's independent directors, brokers' commissions, transfer taxes, and other charges and fees attributable to investment transactions, any other local, state or federal taxes, and fidelity bond and insurance premiums.

AFFILIATED BROKER

     Under the Previous Agreement, Prudential or a subadviser placed all orders for the purchase or sale of securities on behalf of the Fund. Prudential and any subadviser were authorized to place agency transactions with Prudential Securities Incorporated ("PSI"), an indirect wholly-owned subsidiary of Prudential, if the commissions were fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

     In 1999, PSI earned commissions of $9,043 from the Fund for executing transactions in portfolio securities on behalf of the Fund. During 1999, 2.5% of the total Fund brokerage commissions were paid to PSI, and PSI effected 1.78% of Fund transactions involving the payment of commission (calculated based on the dollar amount of those transactions).

OTHER PRUDENTIAL SERVICE PROVIDERS

     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund. PIMS is located at Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102. Under the terms of the distribution agreement Prudential, not the Fund, is responsible for compensating PIMS. The Fund does not pay any fee to PIMS.

INTERIM AGREEMENT

     On September 29, 2000, the Board of Directors of the Fund approved an interim management agreement under which PIFM became the investment manager for the Fund (the "Interim Agreement"). The Interim Agreement superseded the Previous Agreement as of that date. The federal securities laws permit the Fund to operate under this interim agreement for up to 150 days until Planholders approve an agreement with the new manager, PIFM. The terms of the Interim Agreement are substantially similar to the Previous Agreement, except that PIFM, not Prudential, is the investment manager. Advisory fees are the same, and the fees are put in escrow until the Planholder meeting set for January 10, 2001.

NEW AGREEMENT

     Under the New Agreement, the Fund would receive investment advisory services from PIFM. PIFM is a wholly-owned subsidiary of PIFM Holdco, Inc. ("PPHCo"), which is a wholly-owned subsidiary of Prudential Asset Management Holding Company ("PAMHCo"), which a wholly-owned subsidiary of Prudential. The address for PIFM, PPHCo and PAMHCo is Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102.

     PIFM serves as manager to almost all the other investment companies that comprise the Prudential mutual fund complex. As of June 30, 2000, PIFM managed and /or administered open-end and closed-end management investment companies with assets of approximately $76 billion.

     The New Agreement is attached as Exhibit A. In brief, the New Agreement provides that:

     o PIFM will administer the Fund's business affairs and supervise the Fund's investments and PIFM may engage one or more subadvisers for the Fund, which will have primary responsibility for determining what investments the Fund will purchase, retain, and sell;

     o PIFM (or the subadviser, acting under PIFM's supervision) will select brokers to effect trades for the Fund, and may pay a higher commission to a broker that provides research services;

     o PIFM will pay the salaries and expenses of any employee or officer of the Fund (other than the fees and expenses of the Fund's independent directors) and all expenses incurred by PIFM in connection with managing the Fund's business, except the fees and expenses of the Fund's independent directors, brokers' commissions, transfer taxes, and other charges and fees attributable to investment transactions, any other local, state or federal taxes, fidelity bond and insurance, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and any expenses assumed by the Fund under any distribution plan;

     o    PIFM will pay any subadvisory fee;

     o PIFM will charge the same advisory fee as Prudential charged the Fund under the Previous Agreement;

     o PIFM may replace the Fund's subadviser or amend a subadvisory agreement; and

     o If the Fund has more than one subadviser, PIFM will determine the allocation of assets among the Fund's subadvisers.

     The table below lists the name and principal occupation of PIFM's principal executive officers. (PIFM has no directors.) The address of each person is Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102-4077.


---------------------------------- --------------------------------------- -----------------------------------------
          NAME                               POSITION WITH PIFM                     PRINCIPAL OCCUPATIONS
---------------------------------- --------------------------------------- -----------------------------------------
David R. Odenath, Jr.              President, Chief Executive Officer      President, Chief Executive Officer and
                                   and Chief Operating Officer             Chief Operating Officer, PIFM; Senior
                                                                           Vice President, Prudential
---------------------------------- --------------------------------------- -----------------------------------------


---------------------------------- --------------------------------------- -----------------------------------------
          NAME                               POSITION WITH PIFM                     PRINCIPAL OCCUPATIONS
---------------------------------- --------------------------------------- -----------------------------------------
Robert F. Gunia                    Executive Vice President and Chief      Executive Vice President and Chief
                                   Administrative Officer                  Administrative Officer, PIFM; Vice
                                                                           President, Prudential; President,
                                                                           Prudential Investment Management
                                                                           Services LLC ("PIMS")
---------------------------------- --------------------------------------- -----------------------------------------
William V. Healey                  Executive Vice President, Chief Legal   Executive Vice President, Chief Legal
                                   Officer and Secretary                   Officer and Secretary, PIFM; Vice
                                                                           President and Associate General
                                                                           Counsel, Prudential; Senior Vice
                                                                           President, Chief Legal Officer and
                                                                           Secretary, PIMS
---------------------------------- --------------------------------------- -----------------------------------------
Theodore F. Kilkuskie              Executive Vice President                Executive Vice President, PIFM
---------------------------------- --------------------------------------- -----------------------------------------
Ajay Sawhney                       Executive Vice President                Executive Vice President, PIFM
---------------------------------- --------------------------------------- -----------------------------------------
Judy A. Rice                       Executive Vice President                Executive Vice President, PIFM
---------------------------------- --------------------------------------- -----------------------------------------
Lynn M. Waldvogel                  Executive Vice President                Executive Vice President, PIFM
---------------------------------- --------------------------------------- -----------------------------------------

     There are several officers of the Fund who are also officers of the proposed investment adviser, PIFM. The table below lists people who are officers of both the Fund and PIFM.


---------------------------------- --------------------------------------- -----------------------------------------
          NAME                               POSITION WITH FUND                       POSITION WITH PIFM
---------------------------------- --------------------------------------- -----------------------------------------
David R. Odenath, Jr.              President                               President, Chief Executive Officer and
                                                                           Chief Operating Officer
---------------------------------- --------------------------------------- -----------------------------------------
Robert F. Gunia                    Vice President                          Executive Vice President and Chief
                                                                           Administrative Officer
---------------------------------- --------------------------------------- -----------------------------------------
William V. Healey                  Assistant Secretary                     Executive Vice President, Chief Legal
                                                                           Officer and Secretary
---------------------------------- --------------------------------------- -----------------------------------------
Grace C. Torres                    Treasurer, Principal Financial &        Senior Vice President and Assistant
                                   Accounting Officer                      Treasurer
---------------------------------- --------------------------------------- -----------------------------------------

MATTERS CONSIDERED BY THE BOARD

     On August 22, 2000, the Board, including all of the independent directors, approved the proposal to present the New Agreement to Planholders. The Board received materials relating to the New Agreement in advance of the meeting and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered that the fee would not change as a result of this proposal. The Board also considered that it was appropriate that PIFM, as the Prudential subsidiary specializing in mutual fund management, serve as manager for the Fund, and that the change from Prudential to PIFM will not have an effect on the actual personnel who manage the Fund. The Board also considered that the other provisions of the New Agreement are substantially similar to the Previous Agreement. The Board concluded that approving the New Agreement was in the best interest of the Fund and the Planholders.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 3

               TO APPROVE A NEW SUBADVISORY AGREEMENT FOR THE FUND

     The Board, including all of the independent directors, has approved, and recommends that Planholders approve, a proposal to adopt a new subadvisory agreement between PIFM and Jennison (the "New Subadvisory Agreement") (attached as Exhibit B). ADVISORY FEES PAID BY THE FUND WILL NOT CHANGE AS A RESULT OF THIS PROPOSAL.

     Until August 17, 2000, Prudential Investment Corporation ("PIC") served as subadviser to the Fund, providing day-to-day investment management of the Fund's portfolio, under an agreement dated December 31, 1984 (the "Previous Subadvisory Agreement"). On August 17, 2000, subadvisory responsibilities were transferred to another Prudential subsidiary, Jennison. The transfer was part of a broader organizational transition, under which Prudential is transferring the equity management of its mutual funds from PIC to Jennison. Jennison is currently serving as subadviser under the interim subadvisory agreement, which is described below. Other than the change from PIC to Jennison and a change in the fee arrangement between the Fund's investment manager and its subadvisers, there are no material differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement.

     Set forth below is additional information about the agreements and the new subadviser, Jennison.

PREVIOUS SUBADVISORY AGREEMENT

     The Previous Subadvisory Agreement dated December 31, 1984 was last submitted to Planholders for approval on September 27, 1985 and was last renewed by the Fund's directors on May 23, 2000. Subject to Prudential's supervision, substantially all of the investment management services provided by Prudential were furnished by its wholly-owned subsidiary,

PIC. PIC is located at Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102. Under the Previous Subadvisory Agreement, Prudential reimbursed PIC for its costs in providing services to the Fund.

INTERIM SUBADVISORY AGREEMENT

     On August 22, 2000, the Board of Directors of the Fund approved an interim subadvisory agreement under which Jennison became the subadviser for the Fund. This interim agreement superseded the Previous Subadvisory Agreement. The federal securities laws permit the Fund to operate under an interim agreement for up to 150 days until Planholders approve an agreement with Jennison. On September 29, 2000, the Board of Directors of the Fund approved an amended interim subadvisory agreement to reflect the fact that the investment manager changed on that date from Prudential to PIFM. The fees for Jennison's services are put in escrow until the Planholder meeting set for January 10, 2001.

NEW SUBADVISORY AGREEMENT

     Under the New Subadvisory Agreement, the Fund would continue to receive subadvisory services from Jennison. Jennison, 466 Lexington Avenue, New York, NY 10017, is a wholly-owned subsidiary of PIC. PIC is a wholly-owned subsidiary of Prudential Asset Management Holding Company ("PAMHCo"), which is a wholly-owned subsidiary of Prudential. The address for PAMHCo is Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102. Jennison has provided investment advice to a number of SEC-registered investment companies and other pooled investment vehicles since 1990. As of June 30, 2000, Jennison had assets under management of $63.5 billion.

     The New Subadvisory Agreement provides that PIFM will pay Jennison a fee equal to 0.0625% annually of the assets under Jennison's management. This fee arrangement is similar to the current fee arrangements between PIFM and subadvisers of Prudential's retail mutual funds. This proposal will not change the Fund's fees since PIFM is responsible for compensating subadvisors from its investment advisory fee. In 1999, Prudential paid PIC $763,196 with respect to the Fund. Had the proposed subadvisory fee been in place during 1999, Prudential would have paid PIC $240,829 which would have been a 68% decrease.

     The New Subadvisory Agreement is attached as Exhibit B. In brief, the New Subadvisory Agreement provides that:

     o Jennison will provide day-to-day management of the portion of the Fund's portfolio allocated to it (initially 100%);

     o Jennison will select brokers to effect trades for the Fund and may pay a higher commission to a broker that provides research services;

     o Jennison will maintain certain books and records on behalf of the Fund; and

     o PIFM will be responsible for compensating Jennison for its services out of the investment advisory fee PIFM receives from the Fund.

     The table below lists the name and principal occupation of the principal executive officer and each director of Jennison. The address of each person is 466 Lexington Avenue, New York, NY 10017.


------------------------------------ -------------------------------------------------------------------------------
NAME                                 POSITION AND PRINCIPAL OCCUPATION
------------------------------------ -------------------------------------------------------------------------------
Michael A. Del Balso                 Director; Executive Vice President
------------------------------------ -------------------------------------------------------------------------------
Mary-Jane Flaherty                   Director
------------------------------------ -------------------------------------------------------------------------------
John H. Hobbs                        Chairman; Chief Executive Officer
------------------------------------ -------------------------------------------------------------------------------
Karen E. Kohler                      Director; Senior Vice President; Chief Compliance Officer; Treasurer and
                                     Secretary
------------------------------------ -------------------------------------------------------------------------------
Kathleen A. McCarragher              Director; Executive Vice President
------------------------------------ -------------------------------------------------------------------------------
Spiros Segalas                       Director; President and Chief Investment Officer
------------------------------------ -------------------------------------------------------------------------------
Victor Sim                           Director
------------------------------------ -------------------------------------------------------------------------------
Kevin C. Uebelein                    Director
------------------------------------ -------------------------------------------------------------------------------
Bernard B. Winograd                  Director
------------------------------------ -------------------------------------------------------------------------------
Philip N. Russo                      Director
------------------------------------ -------------------------------------------------------------------------------
John R. Strangfeld                   Director; Chief Executive Officer Prudential Global Asset Management and
                                     Chief Executive Officer of Prudential Securities Incorporated
------------------------------------ -------------------------------------------------------------------------------

MATTERS CONSIDERED BY THE BOARD

     On August 22, 2000, the Board of Directors of the Fund, including all of the independent directors, approved the proposal to present the New Subadvisory Agreement with Jennison to the Planholders. The Board received materials relating to the New Subadvisory Agreement in advance of the meeting and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered that the New Subadvisory Agreement is substantially the same as the Previous Subadvisory Agreement. The only significant differences are that under the New Subadvisory Agreement PIFM will pay Jennison rather than PIC the subadvisory fee and the subadvisory fee will be 0.625% of the average daily net assets for the portion of the Fund managed by Jennison, rather than a reimbursement of costs and expenses. The Board also considered that it is appropriate to switch subadvisory agreements for the Fund in light of the transition of all equity management from PIC to Jennison. The Board concluded that approving the New Subadvisory Agreement was in the best interest of the Fund and the Planholders.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                                                      Exhibit A

                        PRUDENTIAL'S GIBRALTAR FUND, INC.

                              Management Agreement

     Agreement made this ___ day of _________, _____, between Prudential's Gibraltar Fund, Inc., a Maryland Corporation, (the Fund), and Prudential Investments Fund Management LLC, a New York limited liability company (the Manager).

                               W I T N E S S E T H

     WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day to day business affairs, and the Manager is willing to render such investment advisory and administrative services;

     NOW, THEREFORE, the parties agree as follows:

     1. The Fund hereby appoints the Manager to act as manager of the Fund and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. The Manager is authorized to enter into a subadvisory agreement with Jennison Associates LLC, or any other sub-adviser, whether or not affiliated with Prudential (each, a Subadviser) pursuant to which such Subadviser shall furnish to the Fund the investment advisory services in connection with the management of the Fund (each, a Subadvisory Agreement). The Manager is authorized to retain more than one Subadviser, and if there is more than one Subadviser, the Manager is authorized to allocate the Fund's assets among the Subadvisers. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement. The Fund and Manager understand and agree that Manager will manage the Fund in a "manager-of-managers" style, which contemplates that Manager will, among other things, (i) continually evaluate the performance of each Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that a Subadviser's services may be terminated or modified pursuant to this process, and that the Manager may appoint a new Subadviser for a Subadviser that is so removed.

     2. Subject to the supervision of the Board of Directors of the Fund, the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to
Section 1 hereof and any Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio investments, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement, and subject to the following understandings:

          (a) The Manager (or a Subadviser under the Manager's supervision) shall provide supervision of the Fund's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

          (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation and By-Laws of the Fund and the Fund's SEC registration statement and with the instructions and directions of the Board of Directors of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Manager shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the Securities and Exchange Commission.

          (c) The Manager (or the Subadviser under the Manager's supervision) shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's SEC Registration Statement or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager (or the Subadviser under the Manager's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager (or Subadviser under the Manager's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager (or Subadviser) may be a party. It is understood that Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager (or Subadviser) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or FCMs may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager (or the Subadviser under the Manager's supervision) is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Manager (or the Subadviser) in connection with its services to other clients.

          On occasions when the Manager (or a Subadviser under the Manager's supervision) deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager (or the Subadviser) the Manager (or Subadviser), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (d) The Manager (or the Subadviser under the Manager's supervision) shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Board of Directors such periodic and special reports as the Board may reasonably request.

          (e) The Manager (or the Subadviser under the Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

          (f) The Manager (or the Subadviser under the Manager's supervision) shall provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets.

          (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

          (h) The Manager shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

     3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Articles of Incorporation;

          (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

          (c) Certified resolutions of the Board of Directors of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

          (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the Securities and Exchange Commission (the Commission) relating to the Fund and its shares of beneficial interest and all amendments thereto; and

          (e) Prospectus and Statement of Additional Information of the Fund.

     4. The Manager shall authorize and permit any of its officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

     5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

     6. During the term of this Agreement, the Manager shall pay the following expenses:

          (a) The salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser,

          (b) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund herein,

          (c) the costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement,

          (d) the registration of the Fund and its shares of capital stock for the offer or sale under federal and state securities laws,

          (e) the preparation, printing and distribution of prospectuses for the Fund, and advertising and sales literature referring to the Fund for use and offering any security to the public,

          (f) the preparation and distribution of reports and acts of the Fund required by and under federal and state securities laws,

          (g) the legal and auditing services that may be required by the Fund,

          (h) the conduct of annual and special meetings of the shareholders of the Fund, and

          (i) the custodial and safekeeping services that may be required by the Fund.

     7. The Fund assumes and will pay the expenses described below:

          (a) the fees and expenses of Fund Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act,

          (b) brokers' commissions, issue or transfer taxes and other charges and fees directly attributable to the Fund in connection with its securities and futures transactions,

          (c) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

          (d) the cost of fidelity, directors' and officers' and errors and omissions insurance,

          (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

          (f) any expenses assumed by the Fund pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

     8. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at the annual rate of 0.125% of the Fund's average daily net assets.

     9. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     11. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Manager who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     12. Except as otherwise provided herein or authorized by the Board of Directors of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     13. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above- mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     14. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     15. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to Prudential Investments Fund Management LLC at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (2) to Prudential's Gibraltar Fund, Inc. at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: President.

     16. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     17. The Fund may use the name "Prudential's Gibraltar Fund, Inc." or any name including the word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name "Prudential's Gibraltar Fund, Inc." or any name including the word "Prudential" if the Manager's function is transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                            PRUDENTIAL'S GIBRALTAR FUND, INC.


                                            By:________________________________


                                            PRUDENTIAL INVESTMENTS FUND
                                            MANAGEMENT LLC


                                            By:________________________________

                                                                       Exhibit B

                        PRUDENTIAL'S GIBRALTAR FUND, INC.

                              Subadvisory Agreement

     Agreement made as of this _____ day of ___________, _____, between Prudential Investments Fund Management LLC (PIFM or the Manager), Jennison Associates LLC (the Subadviser or Jennison), and Prudential's Gibraltar Fund, Inc. (the Fund).

     WHEREAS, the Manager has entered into a Management Agreement, dated ________, _____, (the Management Agreement), with the Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services; and

     NOW, THEREFORE, the Parties agree as follows:

     1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

          (i) The Subadviser shall provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

          (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors of the Fund, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

          (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

          On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the

     Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6),
     (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

          (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the Fund's assets, and shall provide the Manager with such information upon request of the Manager.

          (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that Manager manages the Fund in a "manager-of-managers" style, which contemplates that Manager will, among other things, (i) continually evaluate the performance of the subadviser through quantitative and qualitative analysis and consultations with such subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

     (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

     (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     4. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, an annual fee (payable quarterly) equal to 0.0625% of the Fund's average daily net assets under the management of the Subadviser.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. This Agreement shall be governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                    BY:________________________________________


                                    JENNISON ASSOCIATES LLC

                                    BY:________________________________________


                                    PRUDENTIAL'S GIBRALTAR FUND, INC.

                                    BY:________________________________________

                                                        VOTING INSTRUCTION FORM

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL") AND THE BOARD OF DIRECTORS OF PRUDENTIAL'S GIBRALTAR FUND, INC. (THE "FUND") HEREBY SOLICIT YOUR VOTING INSTRUCTIONS IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND SCHEDULED FOR JANUARY 10, 2001, AT THE OFFICES OF PRUDENTIAL, GATEWAY CENTER 3, 100 MULBERRY STREET, 14TH FLOOR, NEWARK, NEW JERSEY AT 11:00 A.M.

I (we), the undersigned, hereby instruct Prudential to vote the Fund shares to which I (we), the undersigned, am (are) entitled to give instructions as indicated on the reverse side of this form.


                                             Date______________________________

                                             Each Planholder should sign as
                                             his/her name appears on this form;
                                             if a contract is owned jointly,
                                             each owner should sign; if a
                                             contract is held in a fiduciary
                                             capacity, the fiduciary should sign
                                             and indicate his/her fiduciary
                                             capacity.


                                             -----------------------------------
                                             Signature(s)/Fiduciary Capacity, if
                                             applicable


-------------------------------------------------------------------------------------------------------------

                      NOTE: YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.
                    PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM ON THE REVERSE SIDE.

-------------------------------------------------------------------------------------------------------------

VOTING INSTRUCTION FORM

           THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS.

                          PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW

                                                                                        FOR   AGAINST   ABSTAIN
(1)      To approve a "manager-of-managers" structure for the Fund under which          [ ]     [ ]       [ ]
         the Board of Directors of the Fund may enter into and make changes to subadvisory agreements without Planholder approval.

(2)      To approve a new management agreement with Prudential Investments Fund         [ ]     [ ]       [ ]
         Management LLC.

(3)      To approve a new subadvisory agreement with Jennison Associates LLC, a         [ ]     [ ]       [ ]
         Prudential affiliate.

                        PRUDENTIAL'S GIBRALTAR FUND, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 10, 2001

As a Planholder on the record date of November 10, 2000, you are entitled to give The Prudential Insurance Company of America ("Prudential") voting instructions on the enclosed Voting Instruction Form for the three proposals described in the accompanying proxy statement and expected to be voted upon at the Special Meeting of Shareholders of Prudential's Gibraltar Fund, Inc. (the "Fund") scheduled for January 10, 2001.

Prudential will vote the appropriate number of Fund shares pursuant to the instructions given. IF NO CHOICE IS MADE AS TO ANY OR ALL OF PROPOSALS 1 THROUGH 3, PRUDENTIAL WILL VOTE "FOR" ANY SUCH PROPOSAL. WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING, PRUDENTIAL WILL VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

To execute your voting instructions:

     o    Sign and date the Voting Instruction Form.

     o Mark your instructions on the reverse side of the form. NOTE: If you wish to vote "FOR" all proposals, as the Board of Directors recommends, simply fill in the box on the front side of the form.

     o    Return the form in the enclosed postage-paid envelope.

     o If you wish to vote via the Internet, log on to www.proxyweb.com, enter the control number shown on the Voting Instruction Form and follow the instructions.

     o If you wish to vote by touch-tone telephone, dial 1-888-221-0697, enter the control number shown on the Voting Instruction Form and follow the voice prompts.

     NOTE: IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION FORM.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO SAVE THE FUND THE COST OF ADDITIONAL SOLICITATION.